Exhibit 10.17

COLLATERAL PLEDGE AGREEMENT

1. As collateral security for the payment of any and all indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of the undersigned, COAST BANK OF FLORIDA, a Florida banking corporation (“Debtor”), to FIRST BANK, a Missouri banking corporation (“Secured Party”), evidenced by or arising under the Revolving Credit Note dated the date hereof, executed by Debtor, and payable to the order of Secured Party in the principal amount of up to $75,000,000.00 (the “Revolving Credit Note”; all capitalized terms herein not otherwise defined shall have the same meanings as ascribed to them in the Revolving Credit Note), of every kind and character, now existing or hereafter arising (collectively, the “Secured Obligations”), Debtor hereby pledges, assigns and delivers to Secured Party and grants Secured Party a security interest in and general lien upon all of Debtor’s now owned and/or hereafter acquired or arising right, title and interest in, to and under the following: (a) the promissory notes payable to the order of Debtor which are described on Exhibit A attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified, extended, renewed, restated or replaced, individually, a “Pledged Note”, and collectively, the “Pledged Notes”), together with (i) any and all rights to payment under or in respect of the Pledged Notes and any and all other rights, powers, privileges, authorities, remedies and other benefits Debtor has or may have or be entitled to under or in respect of the Pledged Notes, including, without limitation, all right, power, privilege, authority, remedy and benefit (A) to enforce the due and prompt performance by the maker(s) on the Pledged Notes of each and every covenant, condition and stipulation contained in the Pledged Notes, (B) to institute any suit, action or other proceeding at law or in equity, (C) to enforce any right, remedy or benefit Debtor has or may have or be entitled to under or in respect of the Pledged Notes, (D) to make all waivers and agreements and to give all notices, consents and releases under or in respect of the Pledged Notes, (E) to take all action upon the happening of any default giving rise to a right or remedy in favor of Debtor under or in respect of the Pledged Notes, (F) to take all action necessary or appropriate to cure any default or alleged default by Debtor under or in respect of the Pledged Notes and (G) to do any and all things whatsoever which Debtor is or may become entitled to do under or in respect of the Pledged Notes and (ii) all income, revenues and profits from, on or in respect of the Pledged Notes, including, without limitation, all principal, interest and other payments thereon or with respect thereto, (b) all mortgage deeds, mortgages and/or deeds of trust in favor of Debtor or a trustee for Debtor which secure the payment of any or all of the Pledged Notes, including, without limitation, those certain mortgage deeds, mortgages and/or deeds of trust in favor of Debtor or a trustee for Debtor listed on Exhibit A attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified, extended, renewed, restated or replaced, individually, a “Pledged Mortgage” and collectively, the Pledged Mortgages”), together with (i) any and all rights to payment under or in respect of the Pledged Mortgages and any and all other rights, powers, privileges, authorities, remedies and other benefits Debtor has or may have or be entitled to under or in respect of the Pledged Mortgages, including, without limitation, all right, power, privilege, authority, remedy and benefit (A) to enforce the due and prompt performance by the mortgagor(s) of the Pledged Mortgages of each and every covenant, condition and stipulation contained in the Pledged Mortgages, (B) to institute any suit, action or other proceeding at law or in equity, (C) to enforce any right, remedy or benefit Debtor has or may have or be entitled to under or in respect of the Pledged Mortgages, (D) to make all waivers and agreements and to give all notices, consents and releases under or in respect of the Pledged Mortgages, (E) to take all action upon the happening of any default giving rise to a right or remedy in favor of Debtor under or in respect of the Pledged Mortgages, (F) to take all action necessary or appropriate to cure any default or alleged default by Debtor under or in respect of the Pledged Mortgages and (G) to do any and all things whatsoever which Debtor is or may become entitled to do under or in respect of the Pledged Mortgages and (ii) all income, revenues and profits from, on or in respect of the Pledged Mortgages, including, without limitation, all principal, interest and other payments thereon or with respect thereto; (c) all security interests, mortgages and/or other liens on personal or real property securing any of the Pledged Notes and/or any of the Pledged Mortgages; (d) all supporting obligations for any of the Pledged Notes and/or any of the Pledged Mortgages; and (e) all cash and non-cash proceeds of any of the foregoing (collectively, the “Collateral”). Secured Party hereby acknowledges and agrees that it will not exercise any of the rights set forth above comprising a part of the Collateral unless and until an Event of Default under this Collateral Pledge Agreement (this “Agreement”)has occurred and is continuing.

2. Prior to or contemporaneously with the execution of this Agreement (with respect to each of the Pledged Notes listed on Exhibit A attached hereto and incorporated herein by reference) and contemporaneously with the pledge of any additional Pledged Notes by Debtor to Secured Party, Debtor shall endorse each of the Pledged Notes “PAY TO THE ORDER OF FIRST BANK WITHOUT RECOURSE” and deliver the originals of each of the Pledged Notes and each of the Pledged Mortgages to Secured Party. Notwithstanding the endorsement language described in the previous sentence, Debtor acknowledges and agrees that it remains liable and responsible for the payment and performance of the Secured Obligations and the other obligations of Debtor described herein.

3. Upon the occurrence of an Event of Default, Debtor shall upon Secured Party’s request, direct all maker(s) on each of the Pledged Notes and all mortgagor(s) on any of the Pledged Mortgages to remit or deposit all payments on or with respect to the Pledged Notes and/or the Pledged Mortgages directly to a lockbox (the “Lockbox”) and/or into a deposit account designated by Secured Party (the “Pledged Account”) (which directions from Debtor shall instruct such makers and such mortgagees to identify all such payments remitted to the Lockbox as being payments to be deposited into the Pledged Account). Debtor shall then immediately remit or deposit all such payments received by Debtor on or with respect to the Pledged Notes and/or the Pledged Mortgages directly to the Lockbox and/or into the Pledged Account in the identical form in which such payment was made, whether by cash, check or otherwise (which remittances to the Lockbox shall identify that they are to be deposited into the Pledged Account). Debtor shall have no right to withdraw any funds out of the Lockbox or the Pledged Account. All payments received by Secured Party on or with respect to the Collateral (including, without limitation, all payments received on or with respect to the Pledged Notes and/or the Pledged Mortgages and all amounts deposited into the Pledged Account) will, unless otherwise agreed by Secured Party in writing, be applied by Secured Party to the payment or prepayment of the Secured Obligations in such manner and order as Secured Party may elect.

4. This Agreement shall not transfer to or impose upon Secured Party or subject Secured Party to any of the obligations, duties, warranties, covenants, undertakings or liabilities of Debtor to any person or entity under the terms of any of the Pledged Notes and/or any of the Pledged Mortgages, and this Agreement shall not affect, modify, relieve or release Debtor from any of its obligations, duties, warranties, covenants, undertakings and/or liabilities under the terms of any of the Pledged Notes and/or any of the Pledged Mortgages, it being understood that, notwithstanding this Agreement, all of such obligations, duties, warranties, covenants, undertakings and liabilities of Debtor under or with respect to each of the Pledged Notes and each of the Pledged Mortgages shall be and remain enforceable by the parties thereto against, and only against, Debtor and not against Secured Party, it being further understood that this Agreement is executed as security for the Secured Obligations, and that Secured Party has not assumed and shall not be deemed to have assumed any of the Pledged Notes and/or any of the Pledged Mortgages or any obligation, duty or liability of Debtor thereunder.

5. Secured Party hereby agrees that, so long as no Event of Default under this Agreement has occurred and is continuing, it will, upon the written request of Debtor, release from the security interest created by this Agreement any Pledged Note and the Pledged Mortgage securing such Pledged Note upon either (a) receipt from Debtor in good funds (from funds other than payments on or with respect to the Pledged Notes and/or the Pledged Mortgages and/or the proceeds of any of the other Collateral) of an amount equal to then outstanding principal balance of such Pledged Note together with all accrued and unpaid interest thereon or (b) Debtor granting Secured Party a first priority perfected security interest in and lien on (i) additional Eligible Pledged Note(s) with an aggregate outstanding principal balance in an amount at least equal to the then outstanding principal balance of the Pledged Note being released together with all accrued and unpaid interest thereon and (ii) the additional Pledged Mortgage(s) securing such additional Pledged Note(s), all pursuant to documentation in form and substance satisfactory to Secured Party (including delivery to Secured Party of the original additional Pledged Note(s) duly endorsed to Secured Party and the original additional Pledged Mortgage(s)); and upon receipt of such payment or such additional Collateral, as the case may be, the Pledged Note being released and the Pledged Mortgage securing such Pledged Note shall no longer be subject to this Agreement.

6. Debtor hereby represents and warrants to Secured Party that:

(a) Debtor is a corporation duly incorporated and validly existing under the laws of the State of Florida. Debtor’s exact legal name is “Coast Bank of Florida”. Debtor has not during the past five (5) years conducted business under any name other than the name “Coast Bank of Florida.” Debtor is a registered organization within the meaning of the Uniform Commercial Codes of the States of Missouri or Florida;

(b) Debtor is the sole legal, equitable and beneficial owner of the Collateral pledged under this Agreement free and clear of any and all liens, claims, security interests, charges and/or encumbrances of any kind or nature whatsoever and Debtor will defend the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein;

(c) Debtor has all requisite corporate right, power and authority to (i) pledge, assign, grant a security interest in, transfer and deliver the Collateral to Secured Party in the manner hereby done or contemplated and (ii) execute, deliver and perform all of its obligations under this Agreement;

(d) this Agreement has been duly authorized, executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms;

(e) no consent, approval, authorization or other order of, or any filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity is or will be required for (i) the execution, delivery and/or performance of this Agreement by Debtor or the delivery by Debtor of the Collateral to Secured Party as provided herein or (ii) the exercise by Secured Party of the collection or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

(f) the execution, delivery and performance by Debtor of this Agreement do not and will not (i) violate any provision of the Articles of Incorporation of By-Laws of Debtor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Debtor, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, document or instrument to which Debtor is a party or by which Debtor or any of its properties or assets may be bound or affected or (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the property or assets of Debtor (other than in favor of Secured Party as provided for in this Agreement);

(g) Debtor’s chief executive office and principal place of business is located at 1301 6th Avenue West, Suite 300, Bradenton, Florida 34205;

(h) upon the execution of this Agreement, Secured Party will have a valid and enforceable security interest in the Collateral. Upon (i) either placing a legend on each of the Pledged Notes or taking possession thereof, and (b) the filing of a Uniform Commercial Code financing statement with the Florida Secured Transaction Registry naming Debtor, as debtor and Secured Party, as secured party and describing the Collateral, Secured Party’s security interest in the Collateral will be perfected and have a first priority;

(i) none of the Pledged Notes has been amended, modified, extended, renewed, restated, terminated, cancelled or released in any manner whatsoever and each of the Pledged Notes is, on the date hereof, in full force and effect;

(j) none of the Pledged Mortgages has been amended, modified, extended, renewed, restated, terminated, cancelled or released in any manner whatsoever and each of the Pledged Mortgages is, on the date hereof, in full force and effect; and

(k) as of the date of this Agreement, the information contained in Exhibit A and incorporated herein by reference is true, correct and complete.

7. Debtor hereby covenants and agrees that:

(a) except in the ordinary course of business prior to the occurrence of an Event of Default and as long any such action does not cause any Pledged Note to no longer be an Eligible Pledged Note, it will not, without the prior written consent of Secured Party, (i) enter into any agreement amending, modifying, extending, renewing, restating, terminating, canceling or releasing (in whole or in part) any of the Pledged Notes and/or any of the Pledged Mortgages, (ii) permit the amendment, modification, extension, renewal, restatement, release or termination (in whole or in part) of any of the Pledged Notes and/or any of the Pledged Mortgages, (iii) waive any default or event of default under, or waive or consent to any departure from any of the terms, provisions, conditions or covenants contained in, any of the Pledged Notes and/or any of the Pledged Mortgages or (iv) waive any of its rights, remedies or benefits under any of the Pledged Notes and/or any of the Pledged Mortgages;

(b) it will not (i) sell, assign or otherwise transfer or pledge any of the Collateral or any interest therein or (ii) grant, create, incur or permit to exist any other lien or encumbrance upon, or any other security interest in, any of the Collateral or any interest therein;

(c) it will pay promptly when due all taxes and assessments on or with respect to the Collateral or upon this Agreement or any of the Secured Obligations or with respect to the perfection of any security interest or lien under this Agreement;

(d) it hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction initial financing statements and/or any amendments thereto which describe the Collateral and contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date of this Agreement;

(e) it will from time to time, at its own expense, execute and deliver to Secured Party such agreements, documents and instruments and do such other acts and things as may be necessary or as Secured Party may from time to time reasonably request to establish and maintain a valid and perfected first priority security interest in and lien on the Collateral in favor of Secured Party to secure the payment of the Secured Obligations;

(f) it will reimburse Secured Party upon demand for (i) all costs and expenses incident to perfecting, maintaining or terminating the security interest and lien granted by this Agreement, including filing and recording fees and all taxes and legal and other out-of-pocket fees and expenses paid or incurred by Secured Party in connection with any of the foregoing and (ii) all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Secured Party in seeking to collect or enforce any rights under this Agreement or incurred by Secured Party in seeking to collect or enforce any of the Secured Obligations, all of which costs and expenses shall constitute a part of the Secured Obligations and be payable by Debtor to Secured Party on demand;

(g) it will not change its type of organization, its jurisdiction of organization or its name unless (i) it gives Secured Party at least thirty (30) days prior written notice of the same and (ii) prior to making any such change, Debtor executes (if necessary) and/or obtains and delivers to Secured Party any and all additional financing statements and/or amendments thereto and/or other agreements, documents or notices as may be required by Secured Party;

(h) it will not change the location of its chief executive office unless (i) it gives Secured Party at least thirty (30) days prior written notice of the same, (ii) such new location is in the continental United States of America and (iii) prior to making any such change, Debtor executes (if necessary) and/or obtains and delivers to Secured Party any and all additional financing statements and/or amendments thereto and/or other agreements, documents or notices as may be required by Secured Party;

(i) it will notify Secured Party in writing immediately upon becoming aware of the existence of any default or event of default under or within the meaning of any of the Pledged Notes or any of the Pledged Mortgages; and

(j) it will not cause or permit any secured party to file any Uniform Commercial Code financing statement naming Debtor as debtor which could include within the collateral covered thereby any of the Pledged Notes, any of the Pledged Mortgages, the Pledged Account and/or any of the other Collateral.

8. If any one or more of the following events (“Events of Default”) shall occur and be continuing: (a) Debtor shall fail to make any payment of any principal of, interest on or other amount due with respect to any of the Secured Obligations when the same shall first become due and payable after taking into account any applicable, notice, grace and cure periods, whether by reason of demand, maturity, acceleration or otherwise; (b) Debtor shall fail to perform or observe any other term, provision, covenant or agreement contained in this Agreement and any such failure shall remain unremedied for more than thirty (30) days after the earlier of (i) written notice of default is given to Debtor by Secured Party or (ii) any officer of Debtor obtaining actual knowledge of such failure; (c) any representation or warranty made by Debtor in this Agreement shall prove to be untrue or incorrect in any material respect; (d) if this Agreement shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of this Agreement shall be contested or denied by Debtor or if Debtor shall deny that it has any further liability or obligation under this Agreement; (e) if any of the Pledged Notes shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of any of the Pledged Notes shall be contested or denied by any maker, or if any maker shall deny that it, he or she has any further liability or obligation under any of the Pledged Notes or if any maker shall fail to comply with or observe any of the terms, provisions or conditions contained in any of the Pledged Notes (provided, however, that none of such events shall constitute an Event of Default if, within the earlier of (i) thirty (30) days after the occurrence of the applicable event or (ii) the day on which Debtor requests another Advance under the Revolving Credit Note, Debtor has either (A) paid Secured Party in good funds (from funds other than payments on or with respect to such Pledged Note and/or the related Pledged Mortgage) an amount equal to the Loan-to-Value Percentage applicable to such Pledged Note or (B) pledged to Lender a replacement Eligible Pledged Note (acceptable to Secured Party); (f) if any of the Pledged Mortgages shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of any of the Pledged Mortgages shall be contested or denied by any mortgagee, or if any mortgagee shall deny that it, he or she has any further liability or obligation under any of the Pledged Mortgages or if any mortgagee shall fail to comply with or observe any of the terms, provisions or conditions contained in any of the Pledged Mortgages (provided, however, that none of such events shall constitute an Event of Default if, within the earlier of (i) thirty (30) days after the occurrence of the applicable event or (ii) the day on which Debtor requests another Advance under the Revolving Credit Note, Debtor has either (A) paid Secured Party in good funds (from funds other than payments on or with respect to the related Pledged Note and/or such Pledged Mortgage) an amount equal to the Loan-to-Value Percentage applicable to the related Pledged Note or (B) pledged to Lender a replacement Eligible Pledged Note (acceptable to Secured Party); (g) any “Event of Default” (as defined therein) shall occur under or within the meaning of the Revolving Credit Note; or (h) any default or event of default shall occur under or within the meaning of any other agreement, document or instrument heretofore, now or hereafter executed by Debtor with or in favor of Secured Party which is not cured within any applicable grace or cure period; then Secured Party may, at its option, (1) declare any or all of the Secured Obligations to be immediately due and payable, (2) appropriate and apply toward the payment and discharge of any such Secured Obligations, moneys on deposit or otherwise held by Secured Party for the account of, to the credit of or belonging to Debtor, (3) notify any maker on any Pledged Note and/or any mortgagor on any Pledged Mortgage to make all payments under the Pledged Notes and the Pledged Mortgages directly to Secured Party and demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose and realize on the Pledged Notes and the Pledged Mortgages and all amounts due under the Pledged Notes and the Pledged Mortgages as Secured Party may determine, (4) sell or cause to be sold any Collateral, (5) have transferred to or registered in the name of Secured Party, or its nominee or nominees, any Collateral and thereafter to exercise all rights with respect thereto as the absolute owner thereof, without notice or liability to Debtor, except to account for money or property actually received by Secured Party; provided, however, that Secured Party may treat all cash proceeds as additional Collateral and such proceeds need not be applied to the reduction of the Secured Obligations unless Secured Party so elects, (6) in Secured Party’s name, or in the name of Debtor, demand, sue for, collect and receive money or other property which may at any time be payable or receivable on account of or in exchange for any of the Collateral, or make any compromise or settlement that Secured Party considers desirable with respect thereto or renew or extend the time of payment or otherwise modify the terms of any obligation included in the Collateral; provided, however, that it is expressly agreed that Secured Party shall not be obligated to take any step to preserve rights against prior parties on any of the Collateral, and that reasonable care of the Collateral shall not include the taking of any such step, (7) foreclose any lien and/or security interest included in the Collateral and become the purchaser of the property constituting the Collateral without thereby affecting any of the Secured Obligations, and (8) exercise any or all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, as from time to time amended (the “Missouri UCC”), or other applicable law. Any sale of Collateral may be made without demand of performance and any requirement of the Missouri UCC for reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at its address as it appears herein or as last shown on the records of Secured Party at least five (5) business days before the time of sale, disposition or other event giving rise to the notice. Debtor acknowledges and agrees that it shall be reasonable for Secured Party to sell the Collateral on credit for present or future delivery without any assumption of any credit risk. In case of a public sale, notice published by Secured Party for ten (10) days in a newspaper of general circulation in St. Louis, Missouri shall be sufficient. The proceeds of any sale, or sales, of Collateral shall be applied by Secured Party in the following order: (a) to expenses, including reasonable attorneys’ fees and expenses, arising from the enforcement of any of the provisions hereof, or of the Secured Obligations or of any actual or attempted sale; (b) to the payment or the reduction of any of the Secured Obligations with the right of Secured Party to distribute or allocate such proceeds in such order and manner as Secured Party shall elect, and its determination with respect to such allocation shall be conclusive; and (c) to the payment of any surplus remaining after payment of the amounts mentioned, to Debtor or to whomsoever may be lawfully entitled thereto. If any deficiency arises upon any such sale or sales Debtor agrees to pay the amount of such deficiency promptly upon demand with interest at the highest post-maturity rate set forth in the Revolving Credit Note. Notwithstanding that Secured Party may continue to hold the Collateral and regardless of the value thereof, Debtor shall be and remain liable for the payment in full of the principal of and interest on any balance of the Secured Obligations and expenses at any time unpaid.

9. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Secured Party may exercise all rights under the Pledged Notes and/or the Pledged Mortgages as are available to Debtor thereunder or under applicable law, including without limitation, collection and enforcement of all amounts due or payable thereunder, rights of inspection, notification, demand for payment, acceleration, suit to enforce payment, foreclosure and disposition of collateral and other rights and remedies as may be allowed from time to time by the Pledged Notes and/or the Pledged Mortgages and applicable law. Secured Party may take any one or more of such actions in its own name or in Debtor’s name, as Secured Party may determine in its discretion. Debtor hereby grants to Secured Party a special power of attorney (which shall be irrevocable, coupled with an interest and with power of substitution) to exercise any and all of such rights and take any and all such actions (including, without limitation, compromise and settlement) under the Pledged Notes and/or the Pledged Mortgages, in Debtor’s name, as Secured Party in its discretion may determine, with the same force and effect as if such action was taken directly by Debtor, and any person or entity hereby is authorized to rely on the provisions of this paragraph in making payments to Secured Party for Debtor’s account.

10. Secured Party shall have no duties or obligations with respect to the Collateral except that while the Collateral is in Secured Party’s possession, Secured Party’s obligation with respect to the same shall be limited to exercising reasonable care to preserve the physical condition of the same. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

11. At any time, whether prior to or after the occurrence of any Event of Default under this Agreement, Secured Party may, at its option, but shall not be obligated to, surrender or deliver, without further liability on the part of Secured Party to account therefor, all or any part of the Collateral to or upon the written order of Debtor, permit substitutions therefor or additions thereto, and accept the receipt of Debtor for any Collateral, or proceeds thereof, which receipt shall be a full and complete discharge of Secured Party with respect to the Collateral so delivered and proceeds so paid.

12. The rights and powers of Secured Party under this Agreement (a) are cumulative and do not exclude any other right which Secured Party may have independent of this Agreement; and (b) may be exercised or not exercised at the discretion of Secured Party (i) without regard to any rights of Debtor, (ii) without forfeiture or waiver because of any delay in the exercise thereof, (iii) without imposing any liability on Secured Party for so exercising or failing to exercise, and (iv) in the event of a single or partial exercise thereof, without precluding further exercise thereof.

13. No delay or omission on the part of Secured Party in exercising any right or remedy under this Agreement shall operate as a waiver of such right or remedy or of any other right or remedy under this Agreement and no waiver shall be construed as a bar to or waiver of any right or remedy in the future. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

14. Debtor agrees to do such further acts and things and to execute and deliver such additional conveyances, assignments, agreements and instruments as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order to better assure and confirm to Secured Party its rights, powers and remedies under this Agreement. Effective upon the occurrence of and during the continuance of an Event of Default, Debtor hereby makes, constitutes and appoints Secured Party the true and lawful agent and attorney-in-fact of Debtor with full power of substitution to execute, endorse and deliver such agreements, documents and instruments and to take such other action in the name and on behalf of Debtor as may be necessary or appropriate to carry out the intent of this Agreement, including, without limitation, the grant of the security interest and lien granted under this Agreement, and to perfect and protect the security interest and lien granted to Secured Party in respect of the Collateral and Secured Party’s rights created under this Agreement, which power of attorney is irrevocable during the term of this Agreement.

15. Secured Party shall not be required to marshal any present or future collateral security (including, without limitation, this Agreement and the Collateral) for, or other assurances of payment of, any or all of the Secured Obligations or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies under this Agreement and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent not prohibited by applicable law, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of any of Secured Party’s rights and/or remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent not prohibited by applicable law, Debtor hereby irrevocably waives the benefits of all such laws.

16. Except as otherwise specified in this Agreement, any notice, request, demand, consent or other communication under this Agreement shall be in writing and delivered in person or sent by telecopy, recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, if to Debtor at 1301 6th Avenue West, Suite 300, Bradenton, Florida 34205, Attention: Anne V. Lee, (941) 795-6161 (FAX), or if to Secured Party at c/o First Bank, 11901 Olive Boulevard, Creve Coeur, Missouri 63141, Attention: Dan Jasper, Telecopy No. (314) 995-8770, or at such other address or telecopy number as either party may from time to time designate as its address or telecopy number for communications under this Agreement by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telecopy (with answerback confirmation received), on the first (1st) business day after the day on which sent, if sent by recognized overnight courier or on the third (3rd) business day after the day on which mailed, if sent by registered or certified mail.

17. It is the intention of the parties hereto that this Agreement is entered into pursuant to the provisions of the Missouri UCC. Any applicable provisions of the Missouri UCC, not specifically included herein, shall be deemed a part of this Agreement in the same manner as if set forth herein at length; and any provisions of this Agreement that might in any manner be in conflict with any provision of the Missouri UCC shall be deemed to be modified so as not to be inconsistent with the Missouri UCC. In all respects this Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the substantive laws of the State of Missouri (without reference to conflict of law principles); provided, however, that the perfection, the effect of the perfection or non-perfection and the priority of the security interests and liens created by this Agreement shall in all respects be governed, construed, applied and enforced in accordance with the substantive laws of the applicable jurisdiction. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

18. This Agreement shall inure to the benefit of Secured Party and its successors and assigns (including, without limitation, any assignees of any of the Secured Obligations) and shall be binding upon Debtor and its successors and assigns; provided, however, that Debtor may not assign, transfer or delegate any of its rights, obligations or duties under this Agreement without the prior written consent of Secured Party.

19. This Agreement shall continue in full force and effect and the security interests and liens granted hereby and all of the representations, warranties, covenants and agreements of Debtor hereunder and all of the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until such time as (a) Debtor shall have paid or caused to be paid, or otherwise discharged, all of the Secured Obligations, (b) no letters of credit issued by Secured Party for the account and/or upon the application of Debtor shall remain outstanding and (c) there shall be no remaining commitment or obligation of Secured Party to advance funds, make loans or extend credit to Debtor. If claim is ever made on Secured Party for repayment or recovery of any amount or amounts received by Secured Party in payment or on account of any of the Secured Obligations (including payment under a guaranty or from application of collateral) and Secured Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Secured Party or any property or assets of Secured Party or (b) any settlement or compromise of any such claim effected by Secured Party with any such claimant (including, without limitation, Debtor), then and in such event Debtor agrees that any such judgment, decree, order, settlement or compromise shall be binding on Debtor, notwithstanding any cancellation of any note or other instrument or agreement evidencing such Secured Obligations or of this Agreement, and this Agreement shall continue to be effective or be reinstated, as the case may be, and shall secure the payment of the amount so repaid or recovered to the same extent as if such amount had never originally been received by Secured Party. This Agreement shall continue to be effective or be reinstated, as the case may be, if (a) at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made or (b) this Agreement is released in consideration of a payment of money or transfer of property or grant of a security interest by Debtor or any other person or entity and such payment, transfer or grant is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of such person or entity or otherwise, all as though such payment, transfer or grant had not been made. Upon payment in full by Debtor of all Secured Obligations, Secured Party will deliver to Debtor any original Pledged Notes and related instruments that were previously delivered to Secured Party.

20. All terms defined in the Missouri UCC and used in this Agreement shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Missouri UCC differently than in another Article of the Missouri UCC, then the term shall have the meaning specified in Article 9 of the Missouri UCC.

21. DEBTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT SITTING IN ST. LOUIS COUNTY, MISSOURI OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AS SECURED PARTY MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT TO ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH DEBTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH DEBTOR MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. DEBTOR (AND BY ITS ACCEPTANCE HEREOF, SECURED PARTY) IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH DEBTOR AND SECURED PARTY ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

This Agreement executed by Debtor as of August 17, 2007.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-

COLLATERAL PLEDGE AGREEMENT

Debtor:

COAST BANK OF FLORIDA

By:

Name:

Title:

Acknowledged by and agreed to by Secured Party as of August 17, 2007:

Secured Party:

FIRST BANKS, INC.

By:

Name:

Title:

EXHIBIT A

(List of Pledged Notes and Pledged Mortgages)